Filed under Rule 497(e)

Registration No. 811-3738

VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2012

At a meeting held on July 16, 2013, the Board of Directors (the “Board”) of VALIC Company I (“VC I”), including a majority of the directors who are not interested persons of VC I, as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the Small-Mid Growth Fund ( the “Fund”).

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. Shareholders of record on June 30, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approval.

The effective date of the Sub-Advisory Agreement will be on or about August 16, 2013 (the “Effective Date”). On the Effective Date, the current Investment Sub-Advisory Agreements between VALIC and each of the Fund’s current sub-advisers, Wells Capital Management Incorporated (“Wells Capital”) and Century Capital Management, LLC (“Century”) will be terminated and the following changes will become effective:

In the Fund Summary, the Principal Investment Strategies of the Fund will be deleted in its entirety and replaced with the following:

The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets in the common stock of small- and medium-sized companies located in domestic (U.S.) markets. Generally, small- and medium-sized companies include companies whose market capitalizations, at the time of purchase, are within the range of the market capitalization of companies constituting the Russell 2500® Growth Index. If the market capitalization of a company held by the Fund moves outside of this range, the Fund is not required to sell the securities. As of May 29, 2013, the market capitalization range of the Russell 2500® Growth Index was between $22.17 million and $12.09 billion.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Under Performance Information, the first two paragraphs are deleted in their entirety and replaced with the following:

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2500® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Goldman Sachs Asset Management, L.P. (“GSAM”) assumed sub-advisory responsibility on August 16, 2013. Prior to this time, the Fund was sub-advised by Wells Capital Management Incorporated and Century Capital Management, LLC (“Century Capital”).

Effective August 16, 2013, the Fund changed its benchmark from the Russell 2000® Growth Index to the Russell 2500® Growth Index. Management believes the Russell 2500® Growth Index better reflects the investment style of the new sub-adviser.

The table reflecting Average Annual Total Returns for the periods ended December 31, 2011 is deleted in its entirety and replaced with the following:

	1 Year	5 Years	Since Inception (12/05/2005)
Fund	-4.36%	-0.07%	0.99%
Russell 2500® Growth Index	-1.57%	2.89%	4.10%
Russell 2000® Growth Index	-2.91%	2.09%	3.44%

Under Investment Adviser, the paragraph and the chart are deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by GSAM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Steven M. Barry	2013	Chief Investment Officer
Jeffery Rabinowitz, CFA	2013	Managing Director

In Additional Information about the Funds’ Investment Strategies and Risks, the information with respect to the Fund is deleted in its entirety and replaced with the following:

Small-Mid Growth Fund

The sub-adviser’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. The sub-adviser will also consider a company’s valuation when determining whether to buy and/or sell a company’s stock.

The sub-adviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates, because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital or a company no longer fits within the Fund’s definition of a small- or mid-cap company. The sub-adviser may also sell a position to meet shareholder redemptions.

Although the Fund invests primarily in publicly traded U.S. securities, the sub-adviser may invest up to 25% of the Fund’s net assets in foreign securities,

including emerging market countries, and in securities quoted in foreign currencies. The sub-adviser may also invest up to 20% of the Fund’s net assets in fixed income securities, such as government, corporate and bank debt obligations.

The Fund is subject to the following additional risks: Foreign Investment Risk, Emerging Markets Risk, Interest Rate Risk, U.S. Government Obligations Risk, and Credit Risk.

In the Management section, under Investment Sub-Advisers, all references to Century are deleted in their entirety. With respect to Wells Capital, all references to the Fund are deleted in their entirety. The information regarding GSAM is deleted in its entirety and replaced with the following:

Global Real Estate Fund

Small-Mid Growth Fund

Goldman Sachs Asset Management, L.P. (“GSAM”)

200 West Street New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of June 30, 2012, GSAM, including its investment advisory affiliates, had assets under management of approximately $716.1 billion in total assets under management and/or distribution, including seed capital, excluding assets under supervision.

GSAM manages the portion of the Global Real Estate Fund that invests in international real estate securities.

GSAM’s portion is managed by Frankie Chun Wah Lee. Mr. Lee is a Vice President and Portfolio Manager on GSAM’s Real Estate Securities team and has been with GSAM since 2010. Prior to joining GSAM, Mr. Lee worked at Henderson Global Investors from 2006 to 2010 where he managed the Asia-Pacific real estate securities portfolio.

Messrs. Barry and Rabinowitz also manage the Small-Mid Growth Fund. Mr. Barry has 27 years of investment experience. He joined Goldman Sachs in 1999 as a vice president, was named managing director in 2001 and partner in 2004. Prior to joining the firm, Steve spent 11 years as a vice president at Alliance Capital Management. Prior to joining Goldman Sachs in May 1999, Jeff was a senior software engineer at Motorola responsible for product development of digital wireless phones. Jeff graduated with honors from Florida Atlantic University with a BS degree in Electrical Engineering. He received his MBA in Finance with Distinction from the Wharton School of the University of Pennsylvania and graduated as a Palmer Scholar in 1999.

Date: July 16, 2013